iShares®

iShares U.S. ETF Trust

Supplement dated October 15, 2024

to the currently effective Summary Prospectus, Prospectus and

Statement of Additional Information (the “SAI”) for the

iShares Short Maturity Municipal Bond Active ETF (MEAR) (the “Fund”)

The following changes for the Fund will be effective on October 15, 2024.

The section of the Fund’s Summary Prospectus entitled “Portfolio Managers” on page S-10 is deleted in its entirety and replaced with the following:

Portfolio Managers. Alicia De Lorenzo, Kristi Manidis, James Mauro and Christian Romaglino (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Ms. De Lorenzo, Ms. Manidis, Mr. Mauro and Mr. Romaglino have been Portfolio Managers of the Fund since 2024, 2019, 2021 and 2022, respectively.

The first and second paragraphs of the section of the Fund’s Prospectus entitled “Portfolio Managers” on page 17 is deleted in its entirety and replaced with the following:

Portfolio Managers. Alicia De Lorenzo, Kristi Manidis, James Mauro and Christian Romaglino are primarily responsible for the day- to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund’s investment process and investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.

Alicia De Lorenzo has been employed by BFA or its affiliates since 2007. Prior to that, Ms. De Lorenzo was a recruiter at Barone O’Hara, Inc. from 2005 to 2007. Ms. De Lorenzo has been a Portfolio Manager of the Fund since 2024.

Information for the first listed Portfolio Manager in the table listing each Portfolio Manager’s other types of portfolios and/or accounts in the section “Portfolio Managers” of the Fund’s SAI on page 64 is deleted in its entirety and replaced with the following:

Alicia De Lorenzo* (as of October 1, 2024)

Types of Accounts	Number	Total Assets

Registered Investment Companies	N/A	N/A

Other Pooled Investment Vehicles	N/A	N/A

Other Accounts	N/A	N/A

*	Portfolio Manager for iShares Short Maturity Municipal Bond Active ETF only.

Information for the first listed Portfolio Manager in the table listing each Portfolio Manager’s portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts in the section “Portfolio Managers” of the Fund’s SAI on pages 65 and 66 is deleted in its entirety and replaced with the following:

Alicia De Lorenzo* (as of October 1, 2024)

Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets

Registered Investment Companies	N/A	N/A

Other Pooled Investment Vehicles	N/A	N/A

Other Accounts	N/A	N/A

*	Portfolio Manager for iShares Short Maturity Municipal Bond Active ETF only.

The fourth paragraph of the Portfolio Manager Compensation Overview subsection of SAI on page 68 is deleted in its entirety and replaced with the following:

The discretionary incentive income for Kristi Manidis, James Mauro and Christian Romaglino includes as an additional consideration the performance of actively-managed portfolios they manage over 1, 3 and 5 year periods measured against the respective benchmark of each portfolio as well as peer group performance. A portion of the discretionary incentive compensation for Kristi Manidis, James Mauro and Christian Romaglino is distributed in the form of deferred cash awards that notionally track the returns of select BlackRock, Inc. investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash.

Information for the first listed Portfolio Manager in the table listing each Portfolio Manager’s beneficial ownership of shares of the Funds for which they are primarily responsible for the day-to-day management in the section

“Portfolio Managers” of the Fund’s SAI on page 68 is deleted in its entirety and replaced with the following:

Alicia De Lorenzo* (as of October 1, 2024)

Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Short Maturity Bond Active ETF	X
iShares Short Maturity Municipal Bond Active ETF	X

iShares Ultra Short-Term Bond Active ETF	X

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

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